                          SECURITIES AND EXCHANGE COMMISSION

                                  450 FIFTH STREET, NW
                                WASHINGTON, DC  20549

                                       FORM 8-K
                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                  SEPTEMBER 30, 1997
                           (DATE OF EARLIEST EVENT REPORTED)

                            PNC MORTGAGE SECURITIES CORP.
                       AS DEPOSITOR AND MASTER SERVICER UNDER A
                           POOLING AND SERVICING AGREEMENT
                             DATED AS OF SEPTEMBER 1, 1997
                            PROVIDING FOR THE ISSUANCE OF

                                     $288,274,518

                          MORTGAGE PASS-THROUGH CERTIFICATES
                                    SERIES 1997-5

            Delaware               33-84896             36-4185798

         (State or other         (Commission          (IRS Employer
         jurisdiction of          File Number)        Identification
         Incorporation)                               Number)

                                75 NORTH FAIRWAY DRIVE
                            VERNON HILLS, ILLINOIS  60061

                       (Address of principal executive offices)

                 Registrant's telephone number, including area code:

                                    (847) 549-6500

Item 5.  OTHER EVENTS

DESCRIPTION OF THE CERTIFICATES AND THE MORTGAGE POOL.

    On September 30, 1997 (the "Closing Date"), PNC Mortgage Securities Corp. (the "Company"), pursuant to a pooling and servicing agreement, dated as of September 1, 1997, between the Company and U.S. Bank National Association, as trustee, caused the Mortgage Pass-Through Certificates, Series 1997-5, to be issued (the "Certificates") which consist of the following twenty-three classes:
(i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13 and Class A-14 (the "Class A Certificates"), (ii) Class X, (iii) Class B-1, Class B-2 and Class B-3 (the "Senior Subordinate Certificates"), (iv) Class B-4, Class B-5 and Class B-6 (the "Junior Subordinate Certificates" and, together with the Senior Subordinate Certificates, the "Subordinate Certificates" or the "Class B Certificates") and (v) Class R and Class R-1 (the "Residual Certificates" and, together with the Class A and Class X Certificates, the "Senior Certificates"). The Class A-5, Class A-6 and Class A-14 Certificates are sometimes referred to
as the "Prepayment Lockout Certificates".   The Class A-9 and Class A-10
Certificates are sometimes referred to as the "LIBOR Certificates". The Class A-9 Certificates are sometimes referred to as the "Floater Certificates" and the Class A-10 Certificates are sometimes referred to as the "Inverse Floater Certificates". Only the Senior Certificates (other than the Class A-1 Certificates) and the Senior Subordinate Certificates (collectively, the "Offered Certificates") are offered to the public pursuant to the Company's Prospectus dated September 18, 1997 (the "Base Prospectus"), and Prospectus Supplement dated September 26, 1997 (the "Prospectus Supplement", and together with the Base Prospectus, the "Prospectus"). The Class A-1 Certificates and the Junior Subordinate Certificates are not offered pursuant to the Prospectus.

    The Certificates, other than the Class R-1 Certificates, evidence all the beneficial ownership interest in a trust (the "Certificate Trust") established by the Company, the assets of which, together with the Class R-1 Certificates described in the Prospectus, will evidence all the beneficial ownership interest in another trust (the "Mortgage Trust") also established by the Company. The Mortgage Trust consists of a pool (the "Mortgage Pool") of conventional fixed-rate one- to four-family residential mortgage loans with original terms to maturity of not more than 30 years (the "Mortgage Loans") deposited and master serviced by the Company, and certain other assets, as described in the Prospectus.




-------------------------------

    Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus, dated September 18, 1997, and Prospectus Supplement, dated September 26, 1997, of PNC Mortgage Securities Corp., relating to its Mortgage Pass-Through Certificates, Series 1997-5.

    The Company has caused elections to be made to treat the Mortgage Trust and the Certificate Trust as "real estate mortgage investment conduits" (each, a "REMIC") for federal income tax purposes. All of the certificates issued by the Mortgage Trust and the Certificate Trust, other than the Class R-1 Certificates and the Class R Certificates, represent ownership of REMIC "regular interests". The Class R Certificates and the Class R-1 Certificates represent ownership of the REMIC "residual interest" in the Certificate Trust and the Mortgage Trust, respectively. See "Certain Federal Income Tax Consequences" in the Prospectus Supplement and in the Prospectus.

    The Offered Certificates, other than the Class R-1 Certificates, evidence interests only in the Certificate Trust and are payable solely from amounts received with respect thereto. The Class R-1 Certificates evidence the residual interests in only the Mortgage Trust.

    The initial Class Principal Balance, initial Remittance Rate and Last Scheduled Distribution Date for each Class of Offered Certificates is set forth in the table below:

                    INITIAL CLASS         INITIAL           LAST SCHEDULED
     CLASS        PRINCIPAL BALANCE   REMITTANCE RATE (1)  DISTRIBUTION DATE
     -----        -----------------   ------------------   -----------------

    Class A-2      $18,990,025.00           6.750%         October 25, 2027
    Class A-3       19,125,000.00           7.400%         October 25, 2027
    Class A-4        5,200,000.00           7.400% (2)     October 25, 2027
    Class A-5       41,133,333.00           7.000%         October 25, 2027
    Class A-6       22,066,667.00           7.750%         October 25, 2027
    Class A-7       11,050,000.00           6.750%         October 25, 2027
    Class A-8       14,917,610.00           6.750%         October 25, 2027
    Class A-9       34,314,211.00           Variable (3)   October 25, 2027
    Class A-10              --              Variable (4)   October 25, 2027
    Class A-11      17,300,000.00           7.150%         October 25, 2027
    Class A-12      66,649,102.00           7.150%         October 25, 2027
    Class A-13      18,772,000.00           7.150%         October 25, 2027
    Class A-14       3,000,000.00           7.000%         October 25, 2027
    Class X                 --              7.250%(5)      October 25, 2027
    Class B-1        9,628,954.00           7.250%         October 25, 2027
    Class B-2        2,626,078.00           7.250%         October 25, 2027
    Class B-3        3,501,438.00           7.250%         October 25, 2027
    Class R                 50.00           7.250%         October 25, 2027
    Class R-1               50.00           7.250%         October 25, 2027
-------------------------------

(1) Interest distributed to the Offered Certificates on each Distribution Date will have accrued during the preceding calendar month at the applicable per annum Remittance Rate, except for the LIBOR Certificates which will accrue interest during the period from the 25th of the month prior to each Distribution Date to the 24th of the month of such Distribution Date.

(2) On each Distribution Date on or before the Class A-4 Accretion Termination Date (as defined in the Prospectus), an amount equal to the Class A-4 Accrual Amount (as defined in the Prospectus) will be added to the Class A-4 Principal Balance, and such amount will be distributed as principal to other Components (as defined in the Prospectus) and Classes of Certificates as described in the Prospectus and will not be distributed as interest to the Class A-4 Certificates.

(3) The Class A-9 Certificates are comprised of two Components. The interest and principal distributable to the Class A-9 Certificates will be based on the interest and principal allocable to each Component thereof. The initial Remittance Rate for the Class A-9 Certificates was 6.025% per annum. Thereafter, the Class A-9 Certificates will accrue interest at a per annum rate equal to LIBOR (as defined in the Prospectus) plus 0.400%, subject to a minimum and maximum Remittance Rate of 0.400% and 9.000% per annum, respectively.

(4) The initial Remittance Rate for the Class A-10 Certificates was 2.975% per annum. Thereafter, the Class A-10 Certificates will accrue interest at a per annum rate equal to 8.600% minus LIBOR, subject to a minimum and maximum Remittance Rate of 0.000% and 8.600% per annum, respectively. The Class A-10 Certificates are not entitled to receive distributions of principal and will accrue interest on the Class A-10 Notional Amount which will equal the Class A-9 Principal Balance at the time of determination.

(5) The Remittance Rate on the Class X Certificates is 7.250% per annum. The Class X Certificates accrue interest on the Class X Notional Amount (as defined in "Description of the Certificates -- Distributions of Interest" in the Prospectus Supplement). The Class X Notional Amount as of the Cut-Off Date was approximately $22,241,969. The Class X Certificates are not entitled to receive distributions of principal.

    The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance outstanding as of September 1, 1997 (the "Cut-Off Date"), after deducting payments due on or before that date, of approximately $350,143,811.

    The Mortgage Loans are secured by first mortgages or first deeds of trust or other similar security instruments creating first liens on one- to four-family residential properties (the "Mortgaged Properties"), which may include detached homes, duplexes, townhouses, individual condominium units, individual units in planned unit developments and other attached dwelling units which are part of buildings consisting of more than four units (so long as the property subject to the lien of the related Mortgage consists of no more than four units), and having the additional characteristics described below and in the Prospectus.

    Each Mortgage Loan will have a first payment date during the period from May, 1996 through October, 1997, inclusive, and will have an original term to maturity of not more than 30 years. As of the Cut-Off Date, the Mortgage Interest Rate on each Mortgage Loan was not less than 7.000% and not more than 9.375% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Mortgage Loans was approximately 8.208% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Mortgage Loan was not less than 6.750% and not more than 9.083% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Mortgage Loans was approximately 7.919% per annum.

    All of the Mortgage Loans have principal and interest payable on the first day of each month (the "Due Date"). Approximately 0.4% of the Mortgage Loans are Buydown Loans. The latest original scheduled maturity of any Mortgage Loan is September, 2027. Each of the Mortgage Loans have original terms to maturity of not more than 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Mortgage Loans was approximately 357.3 months. At origination, based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately 88.6% of the Mortgage Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 11.4% of the Mortgage Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Mortgage Loan had a Loan-to-Value Ratio at origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Mortgage Loans was approximately 75.1%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Mortgage Loans was approximately 75.0%. As of the Cut-Off Date, approximately 11.7% of the Mortgage Loans were covered by a Primary Insurance Policy. All of the Mortgage Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Mortgage Loan had a principal balance of not less than $12,000 nor more than $1,000,000, and the average principal balance of the Mortgage Loans as of the Cut-Off Date was approximately $251,540. Approximately 94.1% of the Mortgage Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, and approximately 0.8% of the Mortgage Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 5.1% of the Mortgage Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. None of the Mortgage Loans are secured by interests in cooperative apartments. The aggregate principal balance of Mortgage Loans originated under reduced and no documentation programs (including certain Mortgage Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Mortgage Loan, was approximately $96,243,265, which was approximately 27.5% of the Mortgage Loans. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Mortgage Loans originated under such reduced and no documentation programs was approximately 71.4%.

    Approximately 50.6% of the Mortgage Loans are secured by Mortgaged Properties located in California; 8.2%, in Texas; and no other single state contains Mortgaged Properties securing more than 5.0% of the Mortgage Loans. No more than 1.7% of the Mortgage Loans are secured by Mortgaged Properties located in any one California zip code area, and no more than 0.5% of the Mortgage Loans are secured by Mortgaged Properties located in any other single zip code area. Approximately 31.9% of the Mortgage Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 68.1% of the Mortgage Loans were originated for the purpose of purchasing the Mortgaged Property.

    The Servicing Fee with respect to each Mortgage Loan ranges from a minimum of 0.150% to a maximum of 0.250%, with a weighted average of 0.240%. The Master Servicing Fee with respect to each Mortgage Loan ranges from a minimum of 0.043% to a maximum of 0.100%, with a weighted average of 0.048%. See "Description of the Certificates -- Servicing Compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation to the Company and the servicers.

    The following tables describe additional characteristics of the Mortgage Loans for each Loan Group as of the Cut-Off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the applicable Loan Group as of the Cut-Off Date. Note that the sum of the percentages set forth under the heading "% of Aggregate Balance of Loan Group" in each of the tables that follow may not equal 100% due to rounding.

               a)  Number of loans: 1,392
               b)  Mortgage Interest Rates:  1997-5



                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 7.000%        1  $      638,947.72       0.18 %
                 7.250%        1  $      283,778.45       0.08 %
                 7.375%        4  $    1,497,570.44       0.43 %
                 7.500%       20  $    5,573,100.33       1.59 %
                 7.625%       50  $   14,308,046.85       4.09 %
                 7.626%        1  $      231,832.10       0.07 %
                 7.750%       97  $   29,793,016.53       8.51 %
                 7.875%      120  $   37,500,000.93      10.71 %
                 7.990%        3  $      892,540.29       0.25 %
                 8.000%      159  $   45,201,126.91      12.91 %
                 8.125%      130  $   36,683,252.12      10.48 %
                 8.250%      162  $   42,166,923.16      12.04 %
                 8.375%      165  $   40,311,708.37      11.51 %
                 8.500%      147  $   32,399,243.18       9.25 %
                 8.625%      110  $   22,331,942.29       6.38 %
                 8.750%      106  $   20,168,063.78       5.76 %
                 8.875%       58  $   11,840,319.59       3.38 %
                 9.000%       33  $    4,211,759.29       1.20 %
                 9.125%       16  $    2,925,482.54       0.84 %
                 9.250%        7  $    1,053,436.36       0.30 %
                 9.375%        2  $      131,719.56       0.04 %
                           -----   ----------------    -----------
                TOTAL       1392  $  350,143,810.79     100.00 %
                           -----   ----------------
                           -----   ----------------

          c)  Pass-Through Rates: 1997-5



                               AGGREGATE                  WEIGHTED AVERAGE
                               BALANCES AS    WEIGHTED        SCHEDULED
               RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
          PASS-THROUGH RATES   OFF DATE       MIRS          (in months)
          ------------------ --------------  -----------  ----------------
           6.501 -  6.750%  $    638,947.72     7.000%          358
           6.751 -  7.000%  $    283,778.45     7.250%          359
           7.001 -  7.250%  $  7,070,670.77     7.474%          358
           7.251 -  7.500%  $ 44,332,895.48     7.709%          358
           7.501 -  7.750%  $ 83,593,668.13     7.944%          358
           7.751 -  8.000%  $ 78,850,175.28     8.192%          358
           8.001 -  8.250%  $ 72,710,951.55     8.431%          358
           8.251 -  8.500%  $ 42,500,006.07     8.684%          358
           8.501 -  8.750%  $ 16,052,078.88     8.908%          357
           8.751 -  9.000%  $  3,978,918.90     9.158%          356
           9.001 -  9.250%  $    131,719.56     9.375%          356
                            ---------------    ------         ------
                            $350,143,810.79     8.208% *        358 *
                            ---------------
                            ---------------


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d)  Original Principal Balances: 1997-5



                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS          52  $    2,066,673.40       0.59 %
               $ 50,001 - 75,000         73  $    4,564,811.44       1.30 %
               $ 75,001 - 100,000       114  $   10,029,778.06       2.86 %
               $100,001 - 150,000       180  $   21,974,773.79       6.28 %
               $150,001 - 200,000        90  $   15,837,275.35       4.52 %
               $200,001 - 250,000       221  $   51,137,590.68      14.60 %
               $250,001 - 300,000       254  $   69,764,279.17      19.92 %
               $300,001 - 350,000       136  $   44,557,883.01      12.73 %
               $350,001 - 400,000        85  $   32,106,497.67       9.17 %
               $400,001 - 450,000        62  $   26,341,201.43       7.52 %
               $450,001 - 500,000        38  $   18,148,494.73       5.18 %
               OVER $500,000             87  $   53,614,552.06      15.31 %
                                      ------  ----------------    ------------
               TOTAL                  1,392  $  350,143,810.79     100.00 %
                                     ------  -----------------
                                     ------  -----------------


               Outstanding principal balance of the smallest Mortgage Loan
               at the Cut-Off Date:  $   12,000

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $1,000,000

               e)  Years of initial Monthly Payment:   1997-5



                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1996         5  $    1,211,280.12       0.35 %
                  1997      1387  $  348,932,530.67      99.65 %
                           ------  ----------------     ------------
                TOTAL       1392  $  350,143,810.79     100.00 %
                          ------  -----------------
                          ------  -----------------

               f)  Current Loan-to-Value Ratios:   1997-5



                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS    166  $   36,988,105.86      10.56 %
               60.01-70.00%      164  $   40,790,122.82      11.65 %
               70.01-75.00%      232  $   61,370,348.74      17.53 %
               75.01-80.00%      661  $  171,134,155.78      48.88 %
               80.01-85.00%       18  $    4,904,092.04       1.40 %
               85.01-90.00%      118  $   27,095,734.60       7.74 %
               90.01-95.00%       33  $    7,861,250.95       2.25 %
               95.01% OR MORE      0  $             .00       0.00 %
                               ------  ----------------     ------------
                    TOTAL       1392  $  350,143,810.79     100.00 %
                              ------  -----------------
                              ------  -----------------

          g)  Types of Mortgaged Properties:  1997-5



                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
          PROPERTY                 OF        OF THE CUT-       BALANCE OF
          TYPES                   LOANS      OFF DATE          POOL
          ------------           ------  -----------------     ------------
          SINGLE FAMILY DETACHED   1076  $  282,478,708.12      80.67 %
          DUPLEX                     29  $    4,790,837.68       1.37 %
          TRIPLEX                     7  $    1,930,791.48       0.55 %
          FOURPLEX                   14  $    1,825,328.38       0.52 %
          TOWNHOUSE                   2  $      793,636.96       0.23 %
          CONDOMINIUM                61  $    9,865,707.86       2.82 %
          PLANNED UNIT DEVELOPMENT  199  $   47,580,183.46      13.59 %
          HI-RISE CONDO               4  $      878,616.85       0.25 %
                                 ------  -----------------     ------------
          TOTAL                    1392  $  350,143,810.79     100.00 %
                                 ------  -----------------
                                 ------  -----------------

     h)  Geographic Distribution by state:  1997-5

                                        AGGREGATE         PERCENTAGE
                            NUMBER      BALANCES AS       OF AGGREGATE
                              OF        OF THE CUT-       BALANCE OF
     STATE                  LOANS       OFF DATE          POOL
     --------------------   ------  -----------------     ------------
     ALABAMA                     3  $      775,713.76       0.22 %
     ARIZONA                    55  $    7,933,946.95       2.27 %
     ARKANSAS                    4  $      823,520.28       0.24 %
     CALIFORNIA                589  $  177,266,691.64      50.63 %
     COLORADO                   79  $   12,010,633.93       3.43 %
     CONNECTICUT                23  $    7,145,184.55       2.04 %
     DELAWARE                    1  $      317,175.99       0.09 %
     DISTRICT OF COLUMBIA        2  $      678,018.97       0.19 %
     FLORIDA                    49  $   13,994,771.05       4.00 %
     GEORGIA                    44  $    9,209,322.26       2.63 %
     HAWAII                      2  $      897,606.95       0.26 %
     IDAHO                       7  $    1,511,712.85       0.43 %
     ILLINOIS                   37  $    9,954,864.22       2.84 %
     INDIANA                     3  $      735,118.24       0.21 %
     KANSAS                      4  $      632,020.22       0.18 %
     KENTUCKY                    7  $    1,940,572.80       0.55 %
     LOUISIANA                   3  $      901,635.20       0.26 %
     MAINE                       1  $      236,204.98       0.07 %
     MARYLAND                   11  $    3,254,158.66       0.93 %
     MASSACHUSETTS              38  $   10,654,346.15       3.04 %
     MICHIGAN                    7  $      879,059.16       0.25 %
     MINNESOTA                   2  $      680,168.80       0.19 %
     MISSISSIPPI                 2  $      591,980.18       0.17 %
     MISSOURI                    4  $      763,835.11       0.22 %
     MONTANA                     5  $    1,997,885.26       0.57 %
     NEBRASKA                    2  $      488,667.26       0.14 %
     NEVADA                     25  $    5,317,325.43       1.52 %
     NEW HAMPSHIRE               1  $      227,431.08       0.06 %
     NEW JERSEY                 20  $    5,773,403.95       1.65 %
     NEW MEXICO                  8  $      990,902.35       0.28 %
     NEW YORK                   17  $    5,505,639.08       1.57 %
     NORTH CAROLINA             18  $    4,779,605.98       1.37 %
     OHIO                       15  $    3,841,601.17       1.10 %
     OKLAHOMA                    5  $    1,990,058.32       0.57 %
     OREGON                     42  $    6,417,044.28       1.83 %
     PENNSYLVANIA               13  $    3,806,665.57       1.09 %
     RHODE ISLAND                2  $      663,325.62       0.19 %
     SOUTH CAROLINA              3  $      844,539.02       0.24 %
     TENNESSEE                   4  $    1,838,409.55       0.53 %
     TEXAS                     179  $   28,800,151.92       8.23 %
     UTAH                        9  $    2,176,566.79       0.62 %
     VERMONT                     1  $      115,979.15       0.03 %
     VIRGINIA                    6  $    1,541,223.05       0.44 %
     WASHINGTON                 38  $    8,961,855.68       2.56 %
     WISCONSIN                   1  $      227,847.01       0.07 %
     WYOMING                     1  $       49,420.37       0.01 %
                            ------  -----------------     ------------
                     TOTAL    1392  $  350,143,810.79     100.00 %
                            ------  -----------------
                            ------  -----------------

               i)  Scheduled maturity years:  1997-5



                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2017        1   $      223,631.37       0.06 %
                    2026       11   $    2,810,879.46       0.80 %
                    2027     1380   $  347,109,299.96      99.13 %
                           ------  ------------------   ------------
                 TOTAL       1392   $  350,143,810.79     100.00 %
                           ------  ------------------
                           ------  ------------------


               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 357.3


               Latest scheduled maturity of any Mortgage Loan: September, 2027


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



        j)  Original Terms:  1997-5



                                        AGGREGATE        PERCENTAGE
                           NUMBER       BALANCES AS      OF AGGREGATE
           LOAN TERM         OF         OF THE CUT-      BALANCE OF
          (IN MONTHS)      LOANS        OFF DATE         POOL
        ---------------    ------   ----------------     ------------
              240               1   $     223,631.37       0.06 %
              351               1   $     214,853.32       0.06 %
              352               3   $     945,607.98       0.27 %
              354               1   $     303,593.07       0.09 %
              355               1   $     279,836.94       0.08 %
              360            1385   $ 348,176,288.11      99.44 %
                           ------   ----------------     ------------
           TOTAL             1392   $ 350,143,810.79     100.00 %
                           ------   ----------------
                           ------   ----------------


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



     k)  Documentation Program Types:  1997-5



                                             AGGREGATE      PERCENTAGE
                                  NUMBER     BALANCES AS    OF AGGREGATE
                                    OF       OF THE CUT-    BALANCE OF
     LOAN TYPE                    LOANS      OFF DATE       POOL
     -------------------------    ------  ----------------  ------------
     FULL DOCUMENTATION            917   $  253,900,546.16      72.51 %
     LIMITED DOCUMENTATION         475   $   96,243,264.63      27.49 %
                                  ------  ----------------  ------------
                       TOTAL      1392   $  350,143,810.79     100.00 %
                                  ------  ----------------
                                  ------  ----------------


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


Item 7.                 FINANCIAL STATEMENTS AND EXHIBITS

                        The following exhibit is furnished herewith:

                        4.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer, and First Bank National Association, Trustee, dated as of September 1, 1997.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 30, 1997.

                        PNC MORTGAGE SECURITIES
                        CORP.
                        (Registrant)

                        By:  /s/ Thomas G. Lehmann
                             --------------------------------
                                Thomas G. Lehmann
                                Vice President
                                (Authorized Officer)



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